UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  August 29, 2019 (August 26, 2019)

EQT CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	001-3551	25-0464690
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

625 Liberty Avenue, Suite 1700, Pittsburgh, Pennsylvania 15222

(Address of principal executive offices, including zip code)

(412) 553-5700

(Registrant’s telephone number, including area code)

NONE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	EQT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 26, 2019, the Board of Directors (the “Board”) of EQT Corporation (the “Company”) took action to terminate the employment of Jimmi Sue Smith as Senior Vice President and Chief Financial Officer of the Company and Ms. Smith’s employment with the Company was terminated without cause effective August 29, 2019.

As previously disclosed, including in Exhibit 10.14 to the Company’s Annual Report on Form 10-K filed on February 14, 2019, Ms. Smith is a party to a Second Amended and Restated Confidentiality, Non-Solicitation and Non-Competition Agreement (the “Restrictive Covenant Agreement”) that provides Ms. Smith with the opportunity to receive certain payments and benefits following a termination of employment by the Company. Subject to Ms. Smith’s satisfaction of the terms and conditions contained within the Restrictive Covenant Agreement, including her continued compliance with restrictive covenants in favor of the Company and her execution of a release of claims in a form acceptable to the Company, Ms. Smith will receive the severance payments, equity acceleration and benefits set forth in the Restrictive Covenant Agreement in the event of a termination by the Company without “Cause” (as defined therein).

On August 29, 2019, Kyle Derham was appointed as Interim Chief Financial Officer of the Company. In this capacity, Mr. Derham will serve as the Company’s Principal Financial Officer. Mr. Derham, age 32, has served as a consultant to the Company and as a member of the Company’s Evolution Committee since July 2019. Mr. Derham has served as a Partner at Rice Investment Group, a multi-strategy fund investing in all verticals of the oil and gas sector, since April 2018. Prior to that, Mr. Derham served as Vice President, Finance and Corporate Development, of Rice Energy Inc. from January 2014 until its acquisition by the Company in November 2017. Mr. Derham is a graduate of The Wharton School at the University of Pennsylvania with a Bachelor of Science in Economics with a concentration in Finance.

Compensation terms for Mr. Derham’s interim appointment have not been determined.

The Company has begun a search process to identify a permanent Chief Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQT CORPORATION

Date: August 29, 2019	By:	/s/ William E. Jordan
	Name:	William E. Jordan
	Title:	Executive Vice President and General Counsel